NUMBER                                                                SHARES
---------                                                             ----------
|       |                                                             |        |
---------                                                             ----------
                           HIENERGY TECHNOLOGIES, INC.
        INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON PAR VALUE

                                                             CUSIP # 42952V 10 1

PAR VALUE $0.0001
COMMON STOCK

THIS CERTIFIES THAT


IS THE OWNER OF

   FULLY PAID AND NON-ASSESSALBE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001
                                     EACH OF

                           HIENERGY TECHNOLOGIES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


    Witness the facsimile seal of the Corporation and the facsimile of its duly authorized officers.

                                                 CORPORATE
                                                   SEAL

               PRESIDENT/DIRECTOR                           Dated:

144-RESTRICTED SHARES                                       Countersigned and Registered:
---------------------
The shares represented by this certificate have             SIGNATURE STOCK TRANSFER, INC.
not  been  registered  under the Securities Act             (Addison, Texas) Transfer Agent
of  1933  (the  "Act"),  and  are  Restricted
Securities  as that term is defined in Rule 144             By
under  the  Act,  and requires written release
from  either issuing company or their attorney
to legend removal.                                               Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      -  as tenants in common            UNIF GIFT MIN ACT -   _____Custodian_____
TEN ENT      -  as tenants by the entireties                          (Cust)       (Minor)
JT TEN (J/T) -  as joint tenants with right of                        under Uniform Gifts to Minors
                survivorship and not as tenants                       Act _____________________
                in common                                                   (State)

     Additional abbreviations may also be used though not in the above list.

          For Value Received _____________________________________hereby sell, assign and transfer unto

Please insert Social Security or Some other
identifying number or Assignee
-------------------------------------------
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|                                         |
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OR ASSIGNEE

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--------------------------------------------------------------------------Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                                                 Attorney
       ----------------------------------------------------------------
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated  __________________________________________   X_____________________________________________________________


_________________________________________________   ______________________________________________________________
                SIGNATURE GUARANTEE                 NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH
            (BY BANK, CORPORATE OFFICER)            THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                                    WHATEVER.